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Exhibit 32.2

Certification of Principal Financial Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

        In connection with the Annual Report on Form 10-K for the year ended December 31, 2007, as amended by Amendment No. 1 on March 21, 2008 and Amendment No. 2 thereto (the "Report") of ATS Corporation (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Pamela A. Little, Senior Vice President and Chief Financial Officer of the Registrant, hereby certify that:

        (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 4, 2008	By:	/s/ PAMELA A. LITTLE Pamela A. Little Senior Vice President and Chief Financial Officer (Principal Financial Officer)

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  Exhibit 32.2
Certification of Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)